Royal Sonesta Chase Park Plaza St. Louis, MO SECOND QUARTER 2021 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2

Table of Contents

SERVICE PROPERTIES TRUST

CORPORATE INFORMATION

Company Profile 3
Investor Information 4
Research Coverage 5

FINANCIALS

Key Financial Data 6
Condensed Consolidated Balance Sheets 7
Condensed Consolidated Statements of Income (Loss) 8
Calculation of FFO and Normalized FFO 9
Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re* 10
Notes to Condensed Consolidated Statements of Income (Loss), and calculations of FFO, Normalized FFO, EBITDA, EBITDA*re*, Adjusted EBITDA*re*, Hotel EBITDA and Adjusted Hotel EBITDA 11
Debt Summary 12
Debt Maturity Schedule 13
Leverage Ratios, Coverage Ratios and Public Debt Covenants 14
Capital Expenditures and Restricted Cash Activity 15
Property Acquisitions and Dispositions Information Since January 1, 2021 16

PORTFOLIO INFORMATION

Portfolio Summary 17
Consolidated Portfolio Diversification by Industry 18
Consolidated Portfolio Geographical Diversification 19
Hotel Portfolio by Brand 20
Hotel Operating Statistics by Service Level - Comparable Hotels - three months ended June 30, 2021 21
Hotel Operating Statistics by Service Level - Comparable Hotels - six months ended June 30, 2021 22
Hotel Operating Statistics by Service Level - All Hotels - three months ended June 30, 2021 23
Hotel Operating Statistics by Service Level - All Hotels - six months ended June 30, 2021 24
Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - Comparable Hotels 25
Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - All Hotels 26
Net Lease Portfolio by Brand 27
Net Lease Portfolio by Industry 28
Net Lease Portfolio by Tenant (Top 10) 29
Net Lease Portfolio Expiration Schedule 30
Net Lease Portfolio Occupancy Summary 31

Non-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 32
WARNING CONCERNING FORWARD-LOOKING STATEMENTS 34

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

SVC

Nasdaq Listed

Supplemental Q2 2021 2

Company Profile

SERVICE PROPERTIES TRUST

The Company:

Service Properties Trust, or SVC, we, our or us, is a real estate investment trust, or REIT, which owns a diverse portfolio of hotels and net lease service and necessity-based retail properties across the United States and in Puerto Rico and Canada. SVC is included in 145 market indices and comprises more than 1% of the following indices as of June 30, 2021: Bloomberg REIT Hotels Index (BBREHOTL) and the Invesco S&P MidCap 400 Pure Value ETF INAV Index (RFVIV).

Management:

SVC is managed by The RMR Group LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of June 30, 2021, RMR had $32.4 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 42,000 employees. We believe that being managed by RMR is a competitive advantage for SVC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self-managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 964-8389

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: SVC

Key Data (as of and for the three months ended June 30, 2021):
(dollars in 000s)

Total properties:		1,100
Hotels		304
Net lease properties		796
Number of hotel rooms/suites		48,439
Total net lease square feet		13,440,784
Q2 2021 Total revenues	$	375,936
Q2 2021 Net loss	$	(91,110)
Q2 2021 Normalized FFO	$	25,840
Q2 2021 Adjusted EBITDAre	$	118,577

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Supplemental Q2 2021 3

Supplemental Q2 2021 4 Board of Trustees Laurie B. Burns Robert E. Cramer Donna D. Fraiche Independent Trustee Independent Trustee Lead Independent Trustee John L. Harrington William A. Lamkin John G. Murray Independent Trustee Independent Trustee Managing Trustee Adam D. Portnoy Chair of the Board & Managing Trustee Senior Management John G. Murray Brian E. Donley Todd W. Hargreaves President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President and Chief Investment Officer Contact Information Investor Relations Inquiries Service Properties Trust Financial, investor and media inquiries should be directed to: Two Newton Place Kristin Brown, Director, Investor Relations at 255 Washington Street/Suite 300 (617) 796-8232, or kbrown@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 964-8389 (email) info@svcreit.com (website) www.svcreit.com Investor Information RETURN TO TABLE OF CONTENTS

Research Coverage

SERVICE PROPERTIES TRUST

Equity Research Coverage (1)

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

BTIG
James Sullivan
(212) 738-6139
jsullivan@btig.com

Janney Montgomery Scott
Tyler Batory
(215) 665-4448
tbatory@janney.com

Wells Fargo Securities
Dori Kesten
(617) 603-4233
dori.kesten@wellsfargo.com

Rating Agencies (1)

Moody's Investors Service
Reed Valutas
(212) 553-4169
reed.valutas@moodys.com

S&P Global
Michael Souers
(212) 438-2508
michael.souers@spglobal.com



Senior Unsecured Debt Ratings

Standard & Poor's: BB-/BB*
Moody's: Ba2/ Ba1*

* BB/ Ba1 rating assigned to guaranteed Senior Unsecured Notes.

(1) SVC is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SVC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SVC or its management. SVC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Supplemental Q2 2021 6 As of and For the Three Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Selected Balance Sheet Data: Total gross assets $ 12,845,383 $ 12,892,150 $ 11,967,429 $ 12,009,267 $ 12,026,904 Total assets $ 9,415,735 $ 9,514,515 $ 8,687,319 $ 8,796,673 $ 8,879,545 Total liabilities $ 7,601,084 $ 7,607,983 $ 6,584,529 $ 6,554,589 $ 6,533,824 Total shareholders' equity $ 1,814,651 $ 1,906,532 $ 2,102,790 $ 2,242,084 $ 2,345,721 Selected Income Statement Data: Total revenues $ 375,936 $ 261,170 $ 270,043 $ 296,495 $ 214,940 Net loss $ (91,110) $ (194,990) $ (137,740) $ (102,642) $ (37,349) FFO $ 19,151 $ (62,456) $ (43,124) $ 23,195 $ 117,924 Normalized FFO $ 25,840 $ (41,996) $ (22,474) $ 23,195 $ 78,158 Adjusted EBITDAre $ 118,577 $ 48,705 $ 64,953 $ 103,611 $ 152,166 Per Common Share Data (basic and diluted): Net loss $ (0.55) $ (1.19) $ (0.84) $ (0.62) $ (0.23) FFO $ 0.12 $ (0.38) $ (0.26) $ 0.14 $ 0.72 Normalized FFO $ 0.16 $ (0.26) $ (0.14) $ 0.14 $ 0.48 Dividend Data: Annualized dividends paid per share during the period $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 Annualized dividend yield (at end of period) 0.3% 0.3% 0.3% 0.5% 0.6 % Normalized FFO payout ratio 6.3% (3.8) % (7.1) % 7.1% 2.1% (dollars in thousands, except per share data) Key Financial Data RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 7 June 30, 2021 December 31, 2020 ASSETS Real estate properties: Land $ 2,036,297 $ 2,030,440 Buildings, improvements and equipment 9,111,774 9,131,832 Total real estate properties, gross 11,148,071 11,162,272 Accumulated depreciation (3,429,648) (3,280,110) Total real estate properties, net 7,718,423 7,882,162 Acquired real estate leases and other intangibles, net 302,358 325,845 Assets held for sale 4,259 13,543 Cash and cash equivalents 915,330 73,332 Restricted cash 1,295 18,124 Due from related persons 49,636 55,530 Other assets, net 424,434 318,783 Total assets $ 9,415,735 $ 8,687,319 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 1,000,000 $ 78,424 Senior unsecured notes, net 6,136,554 6,130,166 Accounts payable and other liabilities 441,276 345,373 Due to related persons 23,254 30,566 Total liabilities 7,601,084 6,584,529 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 164,857,754 and 164,823,833 shares issued and outstanding, respectively 1,649 1,648 Additional paid in capital 4,551,641 4,550,385 Cumulative other comprehensive loss (760) (760) Cumulative net income available for common shareholders 2,894,163 3,180,263 Cumulative common distributions (5,632,042) (5,628,746) Total shareholders' equity 1,814,651 2,102,790 Total liabilities and shareholders' equity $ 9,415,735 $ 8,687,319 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 8 Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Revenues: Hotel operating revenues (1) $ 280,135 $ 117,356 $ 449,088 $ 500,859 Rental income (2) 95,801 97,584 188,018 197,857 Total revenues 375,936 214,940 637,106 698,716 Expenses: Hotel operating expenses (1)(3) 243,183 46,957 438,536 318,105 Other operating expenses 3,904 3,565 7,321 7,324 Depreciation and amortization 121,677 127,427 246,045 255,353 General and administrative 13,952 11,302 26,609 25,326 Transaction related costs (4) 6,151 — 25,785 — Loss on asset impairment (5) 899 28,514 2,110 45,254 Total expenses 389,766 217,765 746,406 651,362 Gain (loss) on sale of real estate, net (6) 10,849 (2,853) 10,840 (9,764) Unrealized gain (loss) on equity securities, net (7) 2,500 3,848 (3,981) (1,197) Gain on insurance settlement (8) — 62,386 — 62,386 Interest income 225 15 282 277 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $4,891 , $3,486 , $9,247 and $6,774 respectively) (91,378) (72,072) (180,769) (143,147) Loss on early extinguishment of debt (9) — (6,970) — (6,970) Loss before income taxes and equity in earnings (losses) of an investee (91,634) (18,471) (282,928) (51,061) Income tax expense (8) (211) (16,660) (1,064) (17,002) Equity in earnings (losses) of an investee (10) 735 (2,218) (2,108) (2,936) Net loss $ (91,110) $ (37,349) $ (286,100) $ (70,999) Weighted average common shares outstanding (basic and diluted) 164,506 164,382 164,502 164,376 Net loss per common share (basic and diluted) $ (0.55) $ (0.23) $ (1.74) $ (0.43) (amounts in thousands, except per share data) Condensed Consolidated Statements of Income (Loss) RETURN TO TABLE OF CONTENTS See accompanying notes on page 11.

Calculation of FFO and Normalized FFO

SERVICE PROPERTIES TRUST

(amounts in thousands, except per share data)

Gain on insurance settlement, net of tax [8]

		For the Three Months Ended					For the Six Months Ended	
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Net loss		$ (91,110)	$ (194,990)	$ (137,740)	$ (102,642)	$ (37,349)	$ (286,100)	$ (70,999)
Add (Less):	Depreciation and amortization	121,677	124,368	121,351	122,204	127,427	246,045	255,353
	Loss on asset impairment [5]	899	1,211	254	10,248	28,514	2,110	45,254
	(Gain) loss on sale of real estate, net [6]	(10,849)	9	(11,916)	(109)	2,853	(10,840)	9,764
	Unrealized (gain) loss on equity securities, net [7]	(2,500)	6,481	(15,473)	(5,606)	(3,848)	3,981	1,197
	Adjustments to reflect our share of FFO attributable to an investee [10]	1,034	465	400	(900)	327	1,499	439
FFO		19,151	(62,456)	(43,124)	23,195	117,924	(43,305)	241,008
Add (Less):	Gain on insurance settlement, net of tax [8]	—	—	(1,800)	—	(46,736)	—	(46,736)
	Loss on early extinguishment of debt [9]	—	—	2,424	—	6,970	—	6,970
	Adjustments to reflect our share of Normalized FFO attributable to an investee [10]	538	825	964	—	—	1,363	—
	Loss contingency [11]	—	—	3,962	—	—	—	—
	Transaction related costs [4]	6,151	19,635	15,100	—	—	25,785	—
Normalized FFO		$ 25,840	$ (41,996)	$ (22,474)	$ 23,195	$ 78,158	$ (16,157)	$ 201,242
Weighted average shares outstanding (basic and diluted)		164,506	164,498	164,498	164,435	164,382	164,502	164,376
Basic and diluted per share common share amounts:								
Net loss		$ (0.55)	$ (1.19)	$ (0.84)	$ (0.62)	$ (0.23)	$ (1.74)	$ (0.48)
FFO		$ 0.12	$ (0.38)	$ (0.26)	$ 0.14	$ 0.72	$ (0.26)	$ 1.47
Normalized FFO		$ 0.16	$ (0.26)	$ (0.14)	$ 0.14	$ 0.48	$ (0.10)	$ 1.22

See accompanying notes on page 11.

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Supplemental Q2 2021 9

Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

SERVICE PROPERTIES TRUST

(dollars in thousands)

		For the Three Months Ended					For the Six Months Ended	
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Net loss		$ (91,110)	$ (194,990)	$ (137,740)	$ (102,642)	$ (37,349)	$ (286,100)	$ (70,999)
Add (Less):	Interest expense	91,378	89,391	82,811	80,532	72,072	180,769	143,147
	Income tax expense (benefit) [8]	211	853	505	(296)	16,660	1,064	17,002
	Depreciation and amortization	121,677	124,368	121,351	122,204	127,427	246,045	255,353
EBITDA		122,156	19,622	66,927	99,798	178,810	141,778	344,503
Add (Less):	Loss on asset impairment [5]	899	1,211	254	10,248	28,514	2,110	45,254
	(Gain) loss on sale of real estate, net [6]	(10,849)	9	(11,916)	(109)	2,853	(10,840)	9,764
	Adjustments to reflect our share of EBITDA*re* attributable to an investee [10]	1,116	543	–	–	–	1,659	–
EBITDA*re*		113,322	21,385	55,265	109,937	210,177	134,707	399,521
Add (less):	Unrealized (gain) loss on equity securities, net [7]	(2,500)	6,481	(15,473)	(5,606)	(3,848)	3,981	1,197
	Gain on insurance settlement [8]	–	–	–	–	(62,386)	–	(62,386)
	Loss on early extinguishment of debt [9]	–	–	2,424	–	6,970	–	6,970
	Adjustments to reflect our share of Adjusted EBITDA*re* attributable to an investee [10]	538	825	2,755	(1,583)	421	1,363	579
	Loss contingency [11]	–	–	3,962	–	–	–	–
	Transaction related costs [4]	6,151	19,635	15,100	–	–	25,785	–
	General and administrative expense paid in common shares [12]	1,066	379	920	863	832	1,445	1,422
Adjusted EBITDA*re*		$ 118,577	$ 48,705	$ 64,953	$ 103,611	$ 152,166	$ 167,281	$ 347,303

See accompanying notes on page 11.

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Supplemental Q2 2021 10

Supplemental Q2 2021 11 Notes to Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre, Hotel EBITDA and Adjusted Hotel EBITDA (dollar in thousands) RETURN TO TABLE OF CONTENTS (1) As of June 30, 2021, we owned 304 hotels. Our condensed consolidated statements of income (loss) include hotel operating revenues and expenses of managed hotels and rental income from leased hotels. (2) We reduced rental income by $299 and increased rental income by $875 for the three months ended June 30, 2021 and 2020, respectively, and reduced rental income by $2,181 and $2,669 for the six months ended June 30, 2021 and 2020, respectively, to record scheduled rent changes under certain of our leases, the deferred rent obligations under our leases with TravelCenters of America Inc., or TA, and the estimated future payments to us under our leases with TA for the cost of removing underground storage tanks on a straight-line basis. (3) When managers of our hotels are required to fund the shortfalls of minimum returns under the terms of our management agreements or their guarantees, we reflect such fundings (including security deposit applications) in our condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. The net reduction to hotel operating expenses was $5,306 and $121,155 for the three months ended June 30, 2021 and 2020, respectively, and $15,696 and $191,661 for the six months ended June 30, 2021 and 2020, respectively. (4) Transaction related costs for the three months ended June 30, 2021 includes $3,700 of working capital we previously funded under our agreement with Hyatt as a result of the amount no longer expected to be recoverable, $1,110 of legal costs related to our arbitration claim against Marriott and $1,341 of hotel manager transition costs. Transaction related costs for the three months ended March 31, 2021 includes $19,634 of hotel manager transition related costs resulting from the rebranding of 88 hotels during the period. Hotel operating expenses for the three months ended December 31, 2020 includes $15,100 of hotel manager transition related costs resulting from the rebranding of 112 hotels during the period. (5) We recorded a $899 loss on asset impairment during the three months ended June 30, 2021 to reduce the carrying value of three net lease properties to their estimated fair value less costs to sell. We recorded a $1,211 loss on asset impairment during the three months ended March 31, 2021 to reduce the carrying value of two net lease properties to their estimated fair value less costs to sell. We recorded a $254 loss on asset impairment during the three months ended December 31, 2020 to reduce the carrying value of five net lease properties to their estimated fair value less costs to sell. We recorded a $10,248 loss on asset impairment during the three months ended September 30, 2020 to reduce the carrying value of one hotel and two net lease properties to their estimated fair value less costs to sell. We recorded a $28,514 loss on asset impairment during the three months ended June 30, 2020 to reduce the carrying value of 17 hotel properties and four net lease properties to their estimated fair value less costs to sell. (6) We recorded a $10,849 net gain on sale of real estate during the three months ended June 30, 2021 in connection with the sale of six hotels and two net lease properties. We recorded a $9 net loss on sale of real estate during the three months ended March 31, 2021 in connection with the sale of one net lease property, a $11,916 net gain on sale of real estate during the three months ended December 31, 2020 in connection with the sales of 18 hotels and six net lease properties, a $109 net gain on sale of real estate during the three months ended September 30, 2020 in connection with the sales of five net lease properties and a $2,853 net loss on sale of real estate during the three months ended June 30, 2020 in connection with the sales of four net lease properties. (7) Unrealized gain (loss) on equity securities, net represents the adjustment required to adjust the carrying value of our investment in TA common shares to their fair value. (8) We recorded a $62,386 gain on insurance settlement during the three and six months ended June 30, 2020 for insurance proceeds received for our then leased hotel in San Juan, PR related to Hurricane Maria. Under GAAP, we were required to increase the building basis of this hotel for the amount of the insurance proceeds. We also recorded a $15,650 deferred tax liability as a result of the book value to tax basis difference related to this accounting in the three and six months ended June 30, 2020. (9) We recorded a loss of $2,424 and $6,970 during the quarters ended December 31, 2020 and June 30, 2020, respectively, on extinguishment of debt, net of unamortized discount and deferred financing costs, relating to our repayment of our $400,000 term loan and certain unsecured senior notes. (10) Represents our proportionate share from our equity investment in Sonesta. (11) Hotel operating expenses for the three months ended December 31, 2020 includes a $3,962 loss contingency related to a litigation matter relating to certain of our hotels. (12) Amounts represent the equity compensation for our Trustees, officers and certain other employees of our manager. (13) Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. (14) We are amortizing a liability we recorded for the fair value of our initial investment in Sonesta as a reduction to hotel operating expenses in our condensed consolidated statements of income (loss).

Debt Summary

SERVICE PROPERTIES TRUST

As of June 30, 2021
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Floating Rate Debt:					
$1,000,000 revolving credit facility [1][2]	2.850 %	$ 1,000,000	7/15/22	$ 1,000,000	1.0
Unsecured Fixed Rate Debt:					
Senior unsecured notes due 2022	5.000 %	500,000	8/15/22	500,000	1.1
Senior unsecured notes due 2023	4.500 %	500,000	6/15/23	500,000	2.0
Senior unsecured notes due 2024	4.650 %	350,000	3/15/24	350,000	2.7
Senior unsecured notes due 2024	4.350 %	825,000	10/1/24	825,000	3.3
Senior unsecured notes due 2025	4.500 %	350,000	3/15/25	350,000	3.7
Senior unsecured notes due 2025 [3]	7.500 %	800,000	9/15/25	800,000	4.2
Senior unsecured notes due 2026	5.250 %	350,000	2/15/26	350,000	4.6
Senior unsecured notes due 2026	4.750 %	450,000	10/1/26	450,000	5.3
Senior unsecured notes due 2027	4.950 %	400,000	2/15/27	400,000	5.6
Senior unsecured notes due 2027 [3]	5.500 %	450,000	12/15/27	450,000	6.5
Senior unsecured notes due 2028	3.950 %	400,000	1/15/28	400,000	6.5
Senior unsecured notes due 2029	4.950 %	425,000	10/1/29	425,000	8.3
Senior unsecured notes due 2030	4.375 %	400,000	2/15/30	400,000	8.6
Subtotal / weighted average	5.065 %	6,200,000		6,200,000	4.6
Total / weighted average [4]	4.758 %	$ 7,200,000		$ 7,200,000	4.1

(1) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 235 basis points per annum, subject to an interest rate floor of 0.50%. We also pay a facility fee of 30 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of June 30, 2021. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our credit facility by two additional six month periods.

(2) Under the terms of our November 2020 amendment to the credit agreement governing our credit facility, we have provided equity pledges on certain of our property owning subsidiaries and provided first mortgage liens on 74 properties owned by certain of the pledged subsidiaries to secure our obligations under the credit agreement.

(3) The notes are guaranteed by certain of our subsidiaries.

(4) The carrying value of our total debt of $7,136,554 as of June 30, 2021 is net of unamortized discounts and premiums and certain issuance costs totaling $63,446.

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Supplemental Q2 2021 13 (1) Represents amounts outstanding under our $1.0 billion revolving credit facility at June 30, 2021. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our credit facility by two additional six month periods. Debt Maturity Schedule As of June 30, 2021 RETURN TO TABLE OF CONTENTS (1) $1,000

Leverage Ratios, Coverage Ratios and Public Debt Covenants

SERVICE PROPERTIES TRUST

	As of and For the Three Months Ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Leverage Ratios:					
Net debt / total gross assets	48.9 %	49.1 %	51.8 %	51.9 %	51.7 %
Net debt / gross book value of real estate assets	50.7 %	51.0 %	53.7 %	54.4 %	54.1 %
Secured debt/ total assets	1.1 %	0.9 %	0.9 %	14.0 %	13.8 %
Variable rate debt / Net debt	15.9 %	15.8 %	1.3 %	7.7 %	7.0 %
Coverage Ratios:					
Rolling four-quarter Adjusted EBITDA*re*/ rolling four-quarter interest expense	1.0x	1.1x	1.7x	2.3x	2.9x
Net debt / rolling four-quarter Adjusted EBITDA*re*	18.7x [1]	17.1x	12.0x	9.2x	7.9x

	As of and For the Trailing Twelve Months Ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150%	179.1 %	179.6 %	167.3 %	197.2 %	199.5 %
Incurrence Covenants [2]					
Total debt / adjusted total assets - allowable maximum 60.0%	55.6 %	55.4 %	51.3 %	50.4 %	50.1 %
Secured debt / adjusted total assets - allowable maximum 40.0%	7.7 %	7.7 %	0.6 %	3.9 %	3.5 %
Consolidated income available for debt service / debt service - required minimum 1.50x	1.00x	1.12x	1.56x	2.05x	2.85x



(1) The ratio of net debt to annualized adjusted EBITDA*re* for the three months ended June 2021 was 13.3x.
(2) As of June 30, 2021, we were below the covenant levels under our debt agreements necessary to incur debt, and, as a result, we will not be able to incur additional debt while below these levels.

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Capital Expenditures and Restricted Cash Activity

SERVICE PROPERTIES TRUST

(dollars in thousands)

Capital Expenditures	For the Three Months Ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Hotel capital improvements & FF&E Reserve fundings [1]	$ 24,167	$ 28,881	$ 32,153	$ 29,874	$ 39,085
Net lease capital improvements	227	156	265	18	221
Total capital improvements & FF&E Reserve fundings	$ 24,394	$ 29,037	$ 32,418	$ 29,892	$ 39,306

Restricted Cash	As of and For the Three Months Ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Total restricted cash (beginning of period)	$ 5,096	$ 18,124	$ 38,130	$ 29,652	$ 44,537
Manager deposits into FF&E Reserve	2,485	447	2,782	18,735	–
SVC fundings into FF&E Reserve:					
IHG	–	–	–	–	3,900
Marriott	250	7,000	15,400	21,500	28,600
Hyatt	–	168	–	–	–
Radisson	–	–	1,985	–	–
Hotel improvements funded from FF&E Reserves	(6,536)	(14,198)	(26,269)	(31,757)	(47,385)
FF&E reserves (end of period)	1,295	11,541	32,028	38,130	29,652
Hotel manager release of FF&E Reserve to SVC		(6,445)	–	–	–
Hotel manager deposit (withdrawal) of insurance proceeds	–	–	(13,904)	–	–
Total restricted cash (end of period)	$ 1,295	$ 5,096	$ 18,124	$ 38,130	$ 29,652





(1) Includes amounts we funded into our FF&E reserves and amounts directly reimbursed to our hotel managers for capital expenditures.

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Supplemental Q2 2021 15

Supplemental Q2 2021 16 ACQUISITIONS: Square Footage Purchase Price (1) Average Purchase Price per Room or Suite / Square FootDate Acquired Properties Property Type Brand Location Operating Agreement 3/9/2021 — Land N/A Nashville, TN (2) N/A N/A $ 7,600 N/A DISPOSITIONS: Rooms or Suites/ Square Footage Former Operating Agreement Average Sales Price per Room or Suite / Square FootDate Disposed Properties Property Type Brand Location Sales Price (1) 03/16/2021 1 Net Lease Vacant Chattanooga, TN 2,797 Vacant $ 375 $ 134 04/01/2021 1 Hotel Marriott Jacksonville, FL 146 Marriott 9,753 67 04/06/2021 1 Net Lease Vacant Colorado Springs, CO 32,130 Vacant 1,300 40 05/20/2021 5 Hotel Other Various 430 Other 22,263 52 06/11/2021 1 Net Lease Pizza Hut Emmitsburg, MD 3,114 Pizza Hut 360 116 9 576/ 38,041 $ 34,051 $56/ $53 Property Acquisitions and Dispositions Information Since January 1, 2021 (dollars in thousands, except per sq. ft. data) (1) Represents cash purchase or sale price and excludes acquisition and closing related costs, respectively. (2) Consists of land adjacent to a property we own in Nashville, TN. RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 17 Number of Properties Hotel Properties 304 Number of hotel rooms 48,439 Net Lease Properties 796 Square feet 13,440,784 Total Properties 1,100 Average hotel property size 159 rooms Average net lease property size 16,885 sq. feet Investments Diversification Facts Hotels $ 6,982,133 Tenants/Operators 177 Net Lease Properties 5,159,278 Brands 142 Total Investments $ 12,141,411 Industries 22 States 47 (37 States, DC, PR, ON) Portfolio Summary As of June 30, 2021 (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) Based on investment (1) (1)

Consolidated Portfolio Diversification by Industry

SERVICE PROPERTIES TRUST

As of June 30, 2021
(dollars in thousands)

Industry	No. of Properties	Rooms/ Square Footage		Investments [1]	Percent of Total Investment
1. Hotels	304	48,439	$	6,982,132	57.5%
2. Travel Centers	182	5,238,765		3,352,096	27.6%
3. Restaurants-Quick Service	229	656,393		305,257	2.5%
4. Restaurants-Casual Dining	57	395,584		205,670	1.7%
5. Health and Fitness	15	933,495		197,696	1.6%
6. Movie Theaters	22	1,152,845		190,725	1.6%
7. Grocery Stores	19	1,020,819		129,219	1.1%
8. Home Goods and Leisure	20	632,465		118,899	1.0%
9. Medical, Dental Office	71	409,706		118,098	1.0%
10. Automotive Equipment & Services	63	210,152		96,496	0.8%
11. Automotive Dealers	9	172,251		64,756	0.5%
12. Entertainment	4	199,853		61,436	0.5%
13. General Merchandise Stores	5	406,786		56,321	0.5%
14. Educational Services	9	220,758		55,647	0.5%
15. Miscellaneous Manufacturing	7	763,312		32,873	0.2%
16. Building Materials	26	424,998		28,987	0.2%
17. Car Washes	5	41,456		28,658	0.2%
18. Drug Stores and Pharmacies	7	67,423		19,251	0.2%
19. Sporting Goods	2	113,616		14,220	0.1%
20. Legal Services	5	25,429		11,362	0.1%
21. Dollar Stores	3	27,593		2,971	–%
22. Other	4	149,623		10,418	0.1%
24. Vacant	32	177,462		58,223	0.5%
Total	1,100	48,439 /13,440,784	$	12,141,411	100.0%



(1) Includes eight net lease properties with an aggregate of 31,966 square feet and an aggregate carrying value of $4,259 classified as held for sale.

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Supplemental Q2 2021 18

Consolidated Portfolio by Geographic Diversification

SERVICE PROPERTIES TRUST

As of June 30, 2021
(dollars in thousands)

				Investments [1]					
State	Total Property Count	Hotel Count	Net Lease Count	Total ($000s)	% of Total	Hotel ($000s)	Hotel % of Total	Net Lease ($000s)	Net Lease % of Total
California	58	36	22	$ 1,338,253	11.0 %	$ 1,065,431	15.3 %	$ 272,822	5.0 %
Texas	94	35	59	1,075,410	9.0 %	535,112	7.7 %	540,298	10.0 %
Georgia	95	21	74	754,252	6.0 %	483,758	6.9 %	270,494	5.0 %
Illinois	73	13	60	737,098	6.0 %	442,686	6.3 %	294,412	6.0 %
Florida	60	12	48	523,567	4.0 %	275,418	3.9 %	248,149	5.0 %
Ohio	51	10	41	515,846	4.0 %	184,576	2.6 %	331,270	6.0 %
Arizona	40	15	25	481,616	4.0 %	233,842	3.3 %	247,774	5.0 %
Pennsylvania	40	10	30	419,579	3.0 %	210,626	3.0 %	208,953	4.0 %
New Jersey	18	15	3	411,121	3.0 %	310,142	4.4 %	100,979	2.0 %
Louisiana	15	3	12	374,947	3.0 %	243,242	3.5 %	131,705	3.0 %
Top 10	544	170	374	6,631,689	53.0 %	3,984,833	56.9 %	2,646,856	51.0 %
Other [2]	556	134	422	5,509,722	47.0 %	2,997,300	43.1 %	2,512,422	49.0 %
Total	1,100	304	796	$ 12,141,411	100.0 %	$ 6,982,133	100.0 %	$ 5,159,278	100.0 %



(1) Includes eight net lease properties with an aggregate of 31,966 square feet and an aggregate carrying value of $4,259 classified as held for sale.

(2) Consists of properties in 34 different states with an average investment of $10,546.

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Supplemental Q2 2021 19

Hotel Portfolio by Brand

SERVICE PROPERTIES TRUST

As of June 30, 2021
(dollars in thousands, except per room or suite data)

Brand	Service Level	Chain Scale	Number of Hotels	Percent of Total Number of Hotels	Number of Rooms or Suites	Percent of Total Number of Rooms or Suites	Investment	Percent of Total Hotel Investment	Investment Per Room or Suite
Royal Sonesta Hotels®	Full Service	Upper Upscale	16	5.3 %	5,303	10.9 %	$ 1,748,885	25.0 %	$ 330
Sonesta ES Suites®	Extended Stay	Upper Midscale	92	30.3 %	11,472	23.7 %	1,557,508	22.3 %	136
Sonesta Hotels & Resorts®	Full Service	Upper Upscale	25	8.2 %	8,040	16.7 %	1,231,544	17.6 %	153
Sonesta Select	Select Service	Upscale	63	20.7 %	8,888	18.3 %	913,530	13.1 %	103
Sonesta Simply Suites	Extended Stay	Midscale	65	21.4 %	8,040	16.6 %	662,304	9.5 %	82
Hyatt Place®	Select Service	Upscale	17	5.6 %	2,107	4.3 %	235,726	3.4 %	112
Courtyard by Marriott®	Select Service	Upscale	13	4.3 %	1,813	3.8 %	172,186	2.4 %	95
Radisson® Hotels & Resorts	Full Service	Upscale	5	1.6 %	1,149	2.4 %	159,707	2.3 %	139
Crowne Plaza®	Full Service	Upscale	1	0.3 %	495	1.0 %	123,283	1.8 %	249
Radisson Blu®	Full Service	Upper Upscale	1	0.3 %	360	0.7 %	77,340	1.1 %	215
Country Inns & Suites® by Radisson	Full Service	Upper Midscale	3	1.0 %	430	0.9 %	54,076	0.8 %	126
Residence Inn by Marriott®	Extended Stay	Upscale	3	1.0 %	342	0.7 %	46,044	0.7 %	135
Total/Average Hotels			304	100.0 %	48,439	100.0 %	$ 6,982,133	100.0 %	$ 144

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Supplemental Q2 2021 20

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

				Occupancy			ADR			RevPAR		
				Three Months Ended June 30,			Three Months Ended June 30,			Three Months Ended June 30,		
Brand	Service Level	No. of Hotels	No. of Rooms or Suites	2021	2020	Change	2021	2020	Change	2021	2020	Change
Sonesta (1)	Full Service	18	6,110	50.7 %	20.3 %	30.4 pts	$ 107.72	$ 101.58	6.0 %	$ 54.61	$ 20.62	164.9 %
Royal Sonesta (1)	Full Service	7	2,002	34.3 %	9.7 %	24.6 pts	156.69	120.19	30.4 %	53.74	11.66	361.0 %
Radisson Hotel	Full Service	4	969	52.4 %	17.9 %	34.5 pts	101.62	96.78	5.0 %	53.25	17.32	207.4 %
Crowne Plaza	Full Service	1	495	52.5 %	9.8 %	42.7 pts	109.70	88.50	24.0 %	57.59	8.67	564.0 %
Country Inn and Suites	Full Service	1	84	52.8 %	32.7 %	20.1 pts	86.74	81.93	5.9 %	45.80	26.79	70.9 %
Radisson Blu	Full Service	1	360	21.4 %	9.7 %	11.7 pts	105.61	99.58	6.1 %	22.60	9.66	134.0 %
Full Service Total / Average		32	10,020	46.6 %	17.2 %	29.4 pts	114.14	102.48	11.4 %	53.19	17.63	201.8 %
Sonesta Select (1)	Select Service	63	8,888	39.5 %	13.3 %	26.2 pts	95.30	94.56	0.8 %	37.64	12.58	199.3 %
Hyatt Place	Select Service	17	2,107	65.2 %	28.9 %	36.3 pts	98.24	83.12	18.2 %	64.05	24.02	166.6 %
Courtyard	Select Service	13	1,813	53.4 %	13.4 %	40.0 pts	98.80	92.22	7.1 %	52.76	12.36	326.9 %
Select Service Total / Average		93	12,808	45.7 %	15.9 %	29.8 pts	96.57	90.86	6.3 %	44.13	14.45	205.5 %
Sonesta ES Suites (1)	Extended Stay	91	11,326	70.9 %	41.4 %	29.5 pts	94.74	93.36	1.5 %	67.17	38.65	73.8 %
Sonesta Simply Suites (1)	Extended Stay	64	7,918	73.3 %	55.8 %	17.5 pts	67.75	65.02	4.2 %	49.66	36.28	36.9 %
Residence Inn	Extended Stay	3	342	56.4 %	34.0 %	22.4 pts	107.52	103.28	4.1 %	60.64	35.12	72.7 %
Extended Stay Total / Average		158	19,586	71.6 %	47.1 %	24.5 pts	83.73	79.89	4.8 %	59.95	37.63	59.3 %
		283	42,414	57.9 %	30.6 %	27.3 pts	$ 92.59	$ 84.61	9.4 %	$ 53.61	$ 25.89	107.1 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q2 2021 21

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

				Occupancy			ADR			RevPAR		
				Six Months Ended June 30,			Six Months Ended June 30,			Six Months Ended June 30,		
Brand	Service Level	No. of Hotels	No. of Rooms or Suites	2021	2020	Change	2021	2020	Change	2021	2020	Change
Sonesta [1]	Full Service	18	6,110	41.1 %	40.7 %	0.4 pts	$ 104.90	$ 126.05	(16.8)%	$ 43.11	$ 51.30	(16.0)%
Royal Sonesta [1]	Full Service	7	2,002	29.0 %	32.6 %	(3.6) pts	145.12	158.28	(8.3)%	42.08	51.60	(18.4)%
Radisson Hotel	Full Service	4	969	46.2 %	39.2 %	7.0 pts	97.55	113.00	(13.7)%	45.07	44.30	1.7 %
Crowne Plaza	Full Service	1	495	44.3 %	28.3 %	16.0 pts	103.32	135.35	(23.7)%	45.77	38.30	19.5 %
Country Inn and Suites	Full Service	1	84	43.5 %	42.6 %	0.9 pts	82.66	83.44	(0.9)%	35.96	35.55	1.2 %
Radisson Blu	Full Service	1	360	18.0 %	32.2 %	(14.2) pts	96.11	116.44	(17.5)%	17.30	37.49	(53.9)%
Full Service Total / Average		32	10,020	38.5 %	38.0 %	0.5 pts	109.65	129.92	(15.6)%	42.22	49.37	(14.5)%
Sonesta Select [1]	Select Service	63	8,888	32.4 %	32.5 %	(0.1) pts	91.38	124.00	(26.3)%	29.61	40.30	(26.5)%
Hyatt Place	Select Service	17	2,107	56.4 %	44.0 %	12.4 pts	92.36	101.15	(8.7)%	52.09	44.51	17.0 %
Courtyard	Select Service	13	1,813	45.3 %	28.1 %	17.2 pts	92.19	100.94	(8.7)%	41.76	28.36	47.2 %
Select Service Total / Average		93	12,808	38.1 %	33.8 %	4.3 pts	91.76	116.39	(21.2)%	34.96	39.34	(11.1)%
Sonesta ES Suites [1]	Extended Stay	91	11,326	62.5 %	49.7 %	12.8 pts	92.07	109.61	(16.0)%	57.54	54.48	5.6 %
Sonesta Simply Suites [1]	Extended Stay	63	7,796	64.2 %	61.3 %	2.9 pts	66.16	74.06	(10.7)%	42.47	45.40	(6.4)%
Residence Inn	Extended Stay	3	342	50.1 %	42.1 %	8.0 pts	102.84	107.98	(4.8)%	51.52	45.46	13.3 %
Extended Stay Total / Average		157	19,464	63.0 %	54.2 %	8.8 pts	81.61	93.48	(12.7)%	51.41	50.67	1.5 %
		282	42,292	49.6 %	44.2 %	5.4 pts	$ 89.13	$ 106.21	(16.1)%	$ 44.21	$ 46.94	(5.8)%

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q2 2021 22

Hotel Operating Statistics by Service Level - All Hotels

SERVICE PROPERTIES TRUST

				Occupancy			ADR			RevPAR		
				Three Months Ended June 30,			Three Months Ended June 30,			Three Months Ended June 30,		
Brand	Service Level	No. of Hotels	No. of Rooms or Suites	2021	2020	Change	2021	2020	Change	2021	2020	Change
Sonesta (1)	Full Service	25	8,040	51.7 %	17.0 %	34.7 pts	$ 125.58	$ 107.36	17.0 %	$ 64.92	$ 18.25	255.7 %
Royal Sonesta (1)	Full Service	16	5,303	38.2 %	5.2 %	33.0 pts	183.84	126.61	45.2 %	70.23	6.58	966.7 %
Radisson Hotel	Full Service	5	1,149	48.8 %	15.1 %	33.7 pts	100.45	96.75	3.8 %	49.02	14.61	235.5 %
Crowne Plaza	Full Service	1	495	52.5 %	9.8 %	42.7 pts	109.70	88.50	24.0 %	57.59	8.67	564.0 %
Country Inn and Suites	Full Service	3	430	53.6 %	7.7 %	45.9 pts	104.07	83.68	24.4 %	55.78	6.44	765.7 %
Radisson Blu	Full Service	1	360	21.4 %	9.7 %	11.7 pts	105.61	99.58	6.1 %	22.60	9.66	134.0 %
Full Service Total / Average		51	15,777	46.4 %	12.6 %	33.8 pts	138.10	107.73	28.2 %	64.08	13.57	372.1 %
Sonesta Select (1)	Select Service	63	8,888	39.5 %	13.3 %	26.2 pts	95.30	94.56	0.8 %	37.64	12.58	199.3 %
Hyatt Place	Select Service	17	2,107	65.2 %	28.9 %	36.3 pts	98.24	83.12	18.2 %	64.05	24.02	166.6 %
Courtyard	Select Service	13	1,813	53.4 %	13.4 %	40.0 pts	98.80	92.22	7.1 %	52.76	12.36	326.9 %
Select Service Total / Average		93	12,808	45.7 %	15.9 %	29.8 pts	96.57	90.86	6.3 %	44.13	14.45	205.5 %
Sonesta ES Suites (1)	Extended Stay	92	11,472	70.9 %	40.8 %	30.1 pts	94.97	93.36	1.7 %	67.33	38.09	76.8 %
Sonesta Simply Suites (1)	Extended Stay	65	8,040	73.4 %	55.4 %	18.0 pts	67.63	64.96	4.1 %	49.64	35.99	37.9 %
Residence Inn	Extended Stay	3	342	56.4 %	34.0 %	22.4 pts	107.52	103.28	4.1 %	60.64	35.12	72.7 %
Extended Stay Total / Average		160	19,854	71.6 %	46.6 %	25.0 pts	83.78	79.80	5.0 %	59.99	37.19	61.3 %
		304	48,439	56.6 %	27.6 %	29.0 pts	$ 100.72	$ 85.52	17.8 %	$ 57.01	$ 23.60	141.5 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q2 2021 23

Hotel Operating Statistics by Service Level - All Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Six Months Ended June 30, 2021	2020	Change	ADR Six Months Ended June 30, 2021	2020	Change	RevPAR Six Months Ended June 30, 2021	2020	Change
Sonesta [(1)]	Full Service	25	8,040	41.4 %	37.6 %	3.8 pts	$ 118.41	$ 129.86	(8.8)%	$ 49.02	$ 48.83	0.4 %
Royal Sonesta [(1)]	Full Service	16	5,303	30.6 %	29.7 %	0.9 pts	172.74	197.36	(12.5)%	52.86	58.62	(9.8)%
Radisson Hotel	Full Service	5	1,149	43.4 %	36.4 %	7.0 pts	96.16	123.51	(22.1)%	41.73	44.96	(7.2)%
Crowne Plaza	Full Service	1	495	44.3 %	28.3 %	16.0 pts	103.32	135.35	(23.7)%	45.77	38.30	19.5 %
Country Inn and Suites	Full Service	3	430	42.0 %	25.5 %	16.5 pts	95.36	110.48	(13.7)%	40.05	28.17	42.2 %
Radisson Blu	Full Service	1	360	18.0 %	32.2 %	(14.2) pts	96.11	116.44	(17.5)%	17.30	37.49	(53.9)%
Full Service Total / Average		51	15,777	37.6 %	34.2 %	3.4 pts	129.46	147.41	(12.2)%	48.68	50.41	(3.4)%
Sonesta Select [(1)]	Select Service	63	8,888	39.5 %	32.5 %	7.0 pts	91.38	124.00	(26.3)%	36.10	40.30	(10.4)%
Hyatt Place	Select Service	17	2,107	65.2 %	44.0 %	21.2 pts	92.36	101.15	(8.7)%	60.22	44.51	35.3 %
Courtyard	Select Service	13	1,813	53.4 %	28.1 %	25.3 pts	92.19	100.94	(8.7)%	49.23	28.36	73.6 %
Select Service Total / Average		93	12,808	38.1 %	33.8 %	4.3 pts	91.76	116.39	(21.2)%	34.96	39.34	(11.1)%
Sonesta ES Suites [(1)]	Extended Stay	92	11,472	70.9 %	49.5 %	21.4 pts	92.20	109.98	(16.2)%	65.37	54.44	20.1 %
Sonesta Simply Suites [(1)]	Extended Stay	65	8,040	73.4 %	60.2 %	13.2 pts	65.83	73.83	(10.8)%	48.32	44.45	8.7 %
Residence Inn	Extended Stay	3	342	56.4 %	42.1 %	14.3 pts	102.84	107.98	(4.8)%	58.00	45.46	27.6 %
Extended Stay Total / Average		160	19,854	63.0 %	53.7 %	9.3 pts	81.43	93.54	(12.9)%	51.30	50.23	2.1 %
		304	48,439	48.3 %	42.2 %	6.1 pts	$ 95.54	$ 112.43	(15.0)%	$ 46.15	$ 47.45	(2.7)%

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q2 2021 24

SERVICE PROPERTIES TRUST

Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - Comparable Hotels

(dollars in thousands)

	Three Months Ended					For the Six Months Ended	
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Number of hotels	*283*	*283*	*283*	*283*	*283*	*282*	*282*
Room revenues	$ 206,667	$ 132,648	$ 139,559	$ 159,731	$ 99,874	$ 338,445	$ 361,153
Food and beverage revenues	9,092	4,483	5,210	4,435	1,962	13,575	32,142
Other revenues	6,761	4,818	5,903	8,333	4,216	11,569	14,412
Hotel operating revenues - comparable hotels	222,520	141,949	150,672	172,499	106,052	363,589	407,707
Rooms expenses	67,737	48,450	51,476	50,926	38,405	115,932	122,441
Food and beverage expenses	7,670	4,988	6,470	6,634	4,544	12,657	30,432
Other direct and indirect expenses	88,949	73,773	82,322	83,830	67,327	181,736	187,827
Management fees	8,982	4,571	1,804	1,317	894	13,510	2,536
Real estate taxes, insurance and other	24,402	24,421	23,530	22,841	23,548	48,762	48,105
FF&E reserves [13]	1,135	708	345	262	3	1,727	9,582
Hotel operating expenses - comparable hotels	198,875	156,911	165,947	165,810	134,721	374,324	400,923
Hotel EBITDA	$ 23,645	$ (14,962)	$ (15,275)	$ 6,689	$ (28,669)	$ (10,735)	$ 6,784
Loss contingency [10]	–	–	3,962	–	–	–	–
Adjusted Hotel EBITDA	$ 23,645	$ (14,962)	$ (11,313)	$ 6,689	$ (28,669)	$ (10,735)	$ 6,784
Adjusted Hotel EBITDA Margin	10.6 %	(10.5)%	(7.5)%	3.9 %	(27.0)%	(3.0)%	1.7 %
Hotel operating revenues (GAAP) [1]	$ 280,135	$ 168,953	$ 174,520	$ 199,719	$ 117,356	$ 449,088	$ 500,859
Hotel revenues for leased hotels	–	–	1,898	2,328	4,238	–	9,417
Hotel operating revenues from non-comparable hotels	(57,615)	(27,004)	(25,746)	(29,548)	(15,542)	(85,499)	(102,569)
Hotel operating revenues - comparable hotels	$ 222,520	$ 141,949	$ 150,672	$ 172,499	$ 106,052	$ 363,589	$ 407,707
Hotel operating expenses (GAAP) [1]	$ 243,183	$ 195,353	$ 189,898	$ 174,801	$ 46,957	$ 438,537	$ 318,105
Add (less)							
Hotel operating expenses from non-comparable hotels	(51,370)	(50,218)	(40,574)	(42,526)	(35,415)	(83,050)	(127,284)
Reduction for security deposit and guaranty fundings, net [3]	5,306	10,391	13,387	30,474	121,155	15,696	191,661
Hotel expenses for leased hotels	–	–	2,225	2,178	1,403	–	6,671
FF&E reserves from managed hotel operations [13]	1,135	764	390	262	–	1,899	10,942
Other [14]	621	621	621	621	621	1,242	828
Hotel operating expenses - comparable hotels	$ 198,875	$ 156,911	$ 165,947	$ 165,810	$ 134,721	$ 374,324	$ 400,923

See accompanying notes on page 11.

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Supplemental Q2 2021 25

Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - All Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Number of hotels	*304*	*310*	*310*	*329*	*329*	*304*	*329*
Room revenues	$ 248,618	$ 152,728	$ 159,022	$ 182,366	$ 109,516	$ 401,346	$ 432,184
Food and beverage revenues	18,933	8,172	7,911	6,786	2,411	27,105	52,133
Other revenues	12,584	8,053	9,485	12,895	9,667	20,637	25,959
Hotel operating revenues	280,135	168,953	176,418	202,047	121,594	449,088	510,276
Rooms expenses	80,910	56,578	59,784	59,711	44,267	137,488	151,333
Food and beverage expenses	15,659	9,042	9,928	11,420	8,325	24,701	54,370
Other direct and indirect expenses	107,533	99,766	97,328	97,993	80,827	207,299	227,498
Management fees	10,661	5,238	2,436	1,781	969	15,899	3,833
Real estate taxes, insurance and other	34,347	35,741	36,655	37,169	36,263	70,088	80,551
FF&E reserves [13]	1,135	764	390	262	(515)	1,899	10,622
Hotel operating expenses	250,245	207,129	206,521	208,336	170,136	457,374	528,207
Hotel EBITDA	$ 29,890	$ (38,176)	$ (30,103)	$ (6,289)	$ (48,542)	$ (8,286)	$ (17,931)
Loss contingency [10]	–	–	3,962	–	–	–	–
Adjusted Hotel EBITDA	$ 29,890	$ (38,176)	$ (26,141)	$ (6,289)	$ (48,542)	$ (8,286)	$ (17,931)
Adjusted Hotel EBITDA Margin	10.7 %	(22.6)%	(14.8)%	(3.1)%	(39.9)%	(1.8)%	(3.5)%
Hotel operating revenues (GAAP) [1]	$ 280,135	$ 168,953	$ 174,520	$ 199,719	$ 117,356	$ 449,088	$ 500,859
Add: hotel revenues of leased hotels	–	–	1,898	2,328	4,238	–	9,417
Hotel operating revenues	$ 280,135	$ 168,953	$ 176,418	$ 202,047	$ 121,594	$ 449,088	$ 510,276
Hotel operating expenses (GAAP) [1]	$ 243,183	$ 195,353	$ 189,898	$ 174,801	$ 46,957	$ 438,537	$ 318,105
Add (less)							
Reduction for security deposit and guaranty fundings, net [3]	5,306	10,391	13,387	30,474	121,155	15,696	191,661
Hotel expenses for leased hotels	–	–	2,225	2,178	1,403	–	6,671
FF&E reserves from managed hotel operations [13]	1,135	764	390	262	–	1,899	10,942
Other [14]	621	621	621	621	621	1,242	828
Hotel operating expenses	$ 250,245	$ 207,129	$ 206,521	$ 208,336	$ 170,136	$ 457,374	$ 528,207

See accompanying notes on page 11.

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Supplemental Q2 2021 26

Net Lease Portfolio by Brand

SERVICE PROPERTIES TRUST

As of June 30, 2021
(dollars in thousands)

	Brand	No. of Buildings	Square Feet	Investment [1]	Percent of Total Investment	Annualized Minimum Rent [1]	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	TravelCenters of America	134	3,720,693	$ 2,289,189	44.4 %	$ 168,012	45.2 %	2.11x
2.	Petro Stopping Centers	45	1,470,004	1,021,226	19.8 %	78,099	21.0 %	1.78x
3.	AMC Theatres	11	575,967	102,580	2.0 %	7,809	2.1 %	-0.31x
4.	The Great Escape	14	542,666	98,242	1.9 %	7,140	1.9 %	1.96x
5.	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.6 %	1.12x
6.	Buehler's Fresh Foods	5	502,727	76,536	1.5 %	5,657	1.5 %	5.90x
7.	Heartland Dental	59	234,274	61,120	1.2 %	4,561	1.2 %	4.01x
8.	Norms	10	63,490	53,673	1.0 %	1,584	0.4 %	0.47x
9.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	3.91x
10.	Pizza Hut	43	174,799	48,833	0.9 %	3,453	0.9 %	1.67x
11.	Regal Cinemas	6	266,546	44,476	0.9 %	3,854	1.0 %	0.01x
12.	Flying J Travel Plaza	3	48,069	41,681	0.8 %	3,183	0.9 %	4.18x
13.	Courthouse Athletic Club	4	193,659	39,688	0.8 %	2,400	0.6 %	0.89x
14.	Fleet Farm	1	218,248	37,802	0.7 %	2,622	0.7 %	1.97x
15.	Church's Chicken	44	58,401	35,370	0.7 %	2,583	0.7 %	1.71x
16.	Big Al's	2	111,912	35,214	0.7 %	2,336	0.6 %	-0.23x
17.	B&B Theatres	4	261,300	34,369	0.7 %	2,000	0.5 %	0.16x
18.	America's Auto Auction	6	72,338	34,314	0.7 %	3,216	0.9 %	7.38x
19.	Burger King	21	68,710	34,289	0.7 %	2,069	0.6 %	2.46x
20.	Hardee's	19	62,792	31,844	0.6 %	2,111	0.6 %	2.35x
21.	Martin's	16	81,909	31,144	0.6 %	2,288	0.6 %	1.69x
22.	Arby's	19	57,868	29,166	0.6 %	1,824	0.5 %	4.23x
23.	Creme de la Creme	4	81,929	29,131	0.6 %	2,429	0.7 %	0.82x
24.	Mister Car Wash	5	41,456	28,658	0.6 %	2,128	0.6 %	4.82x
25.	Popeye's Chicken & Biscuits	20	45,708	28,434	0.6 %	1,910	0.5 %	4.25x
26.	Other [2]	275	3,981,159	749,958	14.2 %	49,152	13.2 %	3.60x
	Total	796	13,440,784	$ 5,159,278	100.0 %	$ 371,907	100.0 %	2.29x


457
POPEYES
LOUISIANA KITCHEN

(1) Includes eight net lease properties with an aggregate of 31,966 square feet and an aggregate carrying value of $4,259 classified as held for sale.
(2) Consists of 105 distinct brands with an average investment of $2,727 per building.

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Supplemental Q2 2021 27

Net Lease Portfolio by Industry

SERVICE PROPERTIES TRUST

As of June 30, 2021
(dollars in thousands)

	Industry	No. of Buildings	Square Feet	Investment [1]	Percent of Total Investment	Annualized Minimum Rent [1]	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	Travel Centers	182	5,238,765	$ 3,352,096	65.0%	$ 249,293	67.1%	2.03x
2.	Restaurants-Quick Service	229	656,393	305,257	5.9%	20,643	5.6%	2.72x
3.	Restaurants-Casual Dining	57	395,584	205,670	4.0%	11,023	3.0%	1.50x
4.	Health and Fitness	15	933,495	197,696	3.8%	11,925	3.2%	1.05x
5.	Movie Theaters	22	1,152,845	190,725	3.7%	14,262	3.8%	-0.18x
6.	Grocery Stores	19	1,020,819	129,219	2.5%	9,123	2.5%	5.37x
7.	Home Goods and Leisure	20	632,465	118,899	2.3%	9,041	2.4%	1.96x
8.	Medical, Dental Office	71	409,706	118,098	2.3%	9,232	2.5%	3.98x
9.	Automotive Equipment & Services	63	210,152	96,496	1.9%	6,930	1.9%	2.85x
10.	Automotive Dealers	9	172,251	64,756	1.3%	5,354	1.4%	7.11x
11.	Entertainment	4	199,853	61,436	1.2%	4,265	1.1%	0.76x
12.	General Merchandise Stores	5	406,786	56,321	1.1%	3,833	1.0%	3.03x
13.	Educational Services	9	220,758	55,647	1.1%	4,226	1.0%	1.24x
14.	Miscellaneous Manufacturing	7	763,312	32,873	0.6%	2,433	0.7%	14.49x
15.	Building Materials	26	424,998	28,987	0.6%	2,458	0.7%	4.82x
16.	Car Washes	5	41,456	28,658	0.6%	2,128	0.6%	4.82x
17.	Drug Stores and Pharmacies	7	67,423	19,251	0.4%	1,258	0.3%	1.77x
18.	Sporting Goods	2	113,616	14,220	0.3%	926	0.2%	4.42x
19.	Legal Services	5	25,429	11,362	0.2%	1,024	0.3%	-2.50x
20.	Other [2]	4	149,623	10,417	0.1%	2,344	0.6%	5.08x
21.	Dollar Stores	3	27,593	2,971	–%	186	0.1%	3.69x
22.	Vacant	32	177,462	58,223	1.1%	–	–%	n/a
	Total	796	13,440,784	$ 5,159,278	100.0%	$ 371,907	100.0%	2.29x


Firestone
COMPLETE AUTO CARE

(1) Includes eight net lease properties with an aggregate of 31,966 square feet and an aggregate carrying value of $4,259 classified as held for sale.
(2) Consists of miscellaneous businesses with an average investment of $10,417 per building.

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Supplemental Q2 2021 28

Net Lease Portfolio by Tenant (Top 10)

SERVICE PROPERTIES TRUST

As of June 30, 2021
(dollars in thousands)

	Tenant	Brand Affiliation	No. of Buildings	Square Feet	Investment [1]	Percent of Total Investment	Annualized Minimum Rent [1]	Percent of Total Annualized Minimum Rent	Weighted Average Lease Term	Rent Coverage
1.	TravelCenters of America Inc.	TravelCenters of America / Petro Stopping Centers	179	5,190,696	$ 3,310,415	64.2 %	$ 246,110	66.2 %	11.44	2.00x [2]
2.	American Multi-Cinema, Inc.	AMC Theatres	11	575,967	102,580	2.0 %	7,809	2.1 %	1.59	-0.31x
3.	Universal Pool Co., Inc.	The Great Escape	14	542,666	98,242	1.9 %	7,140	1.9 %	6.17	1.96x
4.	Healthy Way of Life II, LLC	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.6 %	14.01	1.12x
5.	Styx Acquisition, LLC	Buehler's Fresh Foods	5	502,727	76,536	1.5 %	5,657	1.5 %	14.35	5.90x
6.	Professional Resource Development, Inc.	Heartland Dental	59	234,274	61,120	1.2 %	4,561	1.2 %	4.75	4.01x
7.	Norms Restaurants, LLC	Norms	10	63,490	53,673	1.0 %	1,584	0.4 %	24.02	0.47x
8.	Express Oil Change, L.L.C.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	13.76	3.91x
9.	Regal Cinemas, Inc.	Regal Cinemas	6	266,546	44,476	0.9 %	3,854	1.0 %	6.42	0.01x
10.	Pilot Travel Centers LLC	Flying J Travel Plaza	3	48,069	41,681	0.8 %	3,183	0.9 %	7.48	4.18x
	Sub-total, Top 10		313	7,928,595	3,931,064	76.3 %	289,385	77.8 %	11.04	2.04x
11.	Other [3]	Various	483	5,512,189	1,228,214	23.7 %	82,522	22.2 %	8.62	3.16x
	Total		796	13,440,784	$ 5,159,278	100.0 %	$ 371,907	100.0 %	10.50	2.29x

(1) Includes eight net lease properties with an aggregate of 31,966 square feet and an aggregate carrying value of $4,259 classified as held for sale.

(2) TA is our largest tenant. As of June 30, 2021, we leased 179 travel centers (134 under the TravelCenters of America brand and 45 under the Petro Stopping Centers brand) to a subsidiary of TA under five master leases that expire in 2029, 2031, 2032, 2033 and 2035, respectively. TA has two renewal options for 15 years each for all of the travel centers. In addition to the payment of our minimum rent, these leases provide for payment to us of percentage rent based on increases in total non-fuel revenues over base levels (3.5% of non-fuel revenues above threshold amounts defined in the leases). TA's remaining deferred rent obligation of $30,824 is due in quarterly installments of $4,404 through January 31, 2023.

(3) Consists of 161 tenants with an average investment of $7,629

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Supplemental Q2 2021 29

Net Lease Portfolio - Expiration Schedule

SERVICE PROPERTIES TRUST

As of June 30, 2021
(dollars in thousands)

Year [1]	Square Feet	Annualized Minimum Rent Expiring [2]	Percent of Total Annualized Minimum Rent Expiring	Cumulative % of Total Annualized Minimum Rent Expiring
2021	257,250	1,623	0.4%	0.4%
2022	309,867	4,426	1.2%	1.6%
2023	323,785	3,772	1.0%	2.6%
2024	787,547	11,051	3.0%	5.6%
2025	457,960	8,990	2.4%	8.0%
2026	949,023	11,216	3.0%	11.0%
2027	974,398	13,264	3.6%	14.6%
2028	553,330	9,534	2.6%	17.2%
2029	1,321,924	47,728	12.8%	30.0%
2030	207,468	5,010	1.3%	31.3%
2031	1,504,454	51,033	13.7%	45.0%
2032	1,233,445	52,069	14.0%	59.0%
2033	1,140,257	53,382	14.4%	73.4%
2034	104,508	3,709	1.0%	74.4%
2035	2,577,853	84,573	22.7%	97.1%
2036	291,408	4,820	1.3%	98.4%
2037	–	–	0.0%	98.4%
2038	10,183	423	0.1%	98.5%
2039	134,901	3,209	0.9%	99.4%
2040	1,739	153	–%	99.4%
2041	29,384	339	0.1%	99.5%
2042	–	–	–%	99.5%
2043	–	–	–%	99.5%
2044	–	–	–%	99.5%
2045	63,490	1,583	0.5%	100.0%
Total	13,234,174	371,907	100.0%	
Weighted Average Lease Term	9.0 years	10.5 years		



KFC
$5
FILL UPS
Hungry?
TACO BELL
4720

(1) The year of lease expiration is pursuant to contract terms.
(2) Includes eight net lease properties with an aggregate of 31,966 square feet and an aggregate carrying value of $4,259 and annual minimum rent of $255 classified as held for sale.

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Supplemental Q2 2021 30

Supplemental Q2 2021 31 As of and For the Three Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Properties (end of period) 796 798 799 804 809 Total square feet 13,440,784 13,452,608 13,455,405 13,682,477 13,728,893 Square feet leased 13,234,174 13,251,939 13,284,343 13,424,005 13,548,122 Percentage leased 98.5% 98.5% 98.7% 98.1% 98.7 % As of and For the Three Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Vacant properties beginning of period 30 18 14 15 17 Vacant property sales (1) (1) (4) (3) (4) Lease terminations 3 13 8 2 2 Vacant properties end of the period 32 30 18 14 15 Net Lease Portfolio - Occupancy Summary As of June 30, 2021 RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 32 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO: We calculate funds from operations, or FFO, and Normalized FFO as shown on page 9. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any unrealized gains and losses on equity securities, as well as adjustments to reflect our share of FFO attributable to an investee and certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 9. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to satisfy our REIT distribution requirements, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and to the dividend yield of other REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 10. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect our share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, we adjust for the items shown on page 10. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Hotel EBITDA and Adjusted Hotel EBITDA: We calculate Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in our condensed consolidated statements of income (loss) in accordance with GAAP. Adjusted Hotel EBITDA excludes certain items we believe do not reflect the ongoing operating performance of our hotels. We believe that Hotel EBITDA and Adjusted Hotel EBITDA provide useful information to management and investors as key measures of the profitability of our hotel operations. Other Definitions Adjusted Total Assets and Total Unencumbered Assets: Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment write-downs, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Adjusted Hotel EBITDA Margin: is the percentage of Adjusted Hotel EBITDA of hotel operating revenues. Annualized Dividend Yield: Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at our hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: We present RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. We generally define comparable hotels as those that we owned and were open and operating for the entire periods being compared. For the three months ended June 30, 2021 and 2020, our comparable results excluded 21 hotels that had suspended operations during part of the periods presented. For the six months ended June 30, 2021 and 2020, our comparable results excluded 22 hotels that had suspended operations during part of the periods presented. Consolidated Income Available for Debt Service: Consolidated income available for debt service, as defined in our debt agreements, is earnings from operations excluding interest expense, unrealized gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 33 Rent Coverage: We define rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to us weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. EBITDAR amounts used to determine rent coverage are generally for the latest twelve-month period reported based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by us. Tenants that do not report operating information are excluded from the rent coverage calculations. In instances where we do not have financial information for the most recent quarter from our tenants, we have calculated an implied EBITDAR for the 2021 second quarter using industry benchmark data to more accurately reflect the impact of COVID-19 on our tenants’ operations. We believe using only financial information from the earlier periods could be misleading as it would not reflect the negative impact those tenants experienced as a result of the COVID-19 pandemic. As a result, we believe using this industry benchmark data provides a more accurate estimated representation of recent operating results and rent coverage for those tenants. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. FF&E Reserve: Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. FF&E Reserve Deposits Not Funded by Hotel Operations: The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual annual minimum returns or rents generally increase by a percentage of the amounts we fund. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Investment: We define hotel investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations that do not result in increases in minimum returns or rents. We define net lease investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any. Minimum Return/Rent: Each of our management agreements or leases with hotel operators provides for payment to us of an annual minimum return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees or security deposits. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed or secured by deposits. Each of our agreements with our net lease tenants provides for payment to us of minimum rent. Certain of these minimum payment amounts are secured by full or limited guarantees. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to record scheduled rent changes under certain of our leases, the deferred rent obligations payable to us under our leases with TA and the estimated future payments to us under our TA leases for the cost of removing underground storage tanks at our travel centers on a straight line basis or any reimbursement of expenses paid by us. Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy is an important measure of the utilization rate and demand of our hotels. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure performance over comparable periods. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 34 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS